UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                  FORM 8-K

                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



      Date of Report (Date of Earliest Event Reported):  February 10, 2011



                               LANDAUER, INC.
           ------------------------------------------------------
           (Exact Name of Registrant as Specified in its Charter)



                                  Delaware
               ----------------------------------------------
               (State or Other Jurisdiction of Incorporation)



             1-9788                               06-1218089
     ------------------------        ------------------------------------
     (Commission File Number)        (I.R.S. Employer Identification No.)



  2 Science Road, Glenwood, Illinois                  60425
----------------------------------------          ----------
(Address of Principal Executive Offices)          (Zip Code)



                               (708) 755-7000
            ----------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)



                               Not Applicable
        -------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  [  ]      Written communications pursuant to Rule 425 under the
            Securities Act (17 CFR 230.425)

  [  ]      Soliciting material pursuant to Rule 14a-12 under the
            Exchange Act (17 CFR 240.14a-12)

  [  ]      Pre-commencement communications pursuant to Rule 14d-2(b)
            under the Exchange Act (17 CFR 240.14d-2(b))

  [  ]      Pre-commencement communications pursuant to Rule 13e-4(c)
            under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.07   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

      The Annual Meeting of Stockholders (the "Annual Meeting")of Landauer, Inc. (the "Company") was held on February 10, 2011. The Company's stockholders voted on the following four proposals at the Annual Meeting.

PROPOSAL ONE:
------------

      The stockholders voted to re-elect Robert J. Cronin, William G. Dempsey and William E. Saxelby as directors, each to serve for a term of three years expiring at the 2014 Annual Meeting. The votes for each were as follows:
                                                               Broker
Director                     For            Withheld          Non-Votes
--------                     ---            --------         ----------
Robert J. Cronin          7,444,827          323,546           963,379
William G. Dempsey        7,657,007          111,366           963,379
William E. Saxelby        7,696,294           72,079           963,379

      Directors who continued in office for the current year were Michael
T. Leatherman, David E. Meador, Stephen C. Mitchell, and Thomas M. White.


PROPOSAL TWO:
------------

      The Company's stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2011. The votes were cast as follows:

                 For             Against           Abstain
                 ---             -------           -------
              8,289,946          437,577            4,229


PROPOSAL THREE:
--------------

      The Company's stockholders approved, on a non-binding advisory basis, the overall compensation of the Company's named executive officers as disclosed in the Company's Proxy Statement for the 2011 Annual Meeting of Stockholders. The votes were cast as follows:

                                                      Broker
           For          Against        Abstain       Non-Votes
           ---          -------        -------       ---------
        7,279,015       274,537        214,821        963,379


PROPOSAL FOUR:
-------------

      The Board of Directors of the Company recommended that the non-binding advisory vote on executive compensation be held every three years. The stockholders voted, on a non-binding advisory basis, to hold a non-binding advisory vote on the compensation of the Company's named executive officers on an annual basis. The votes were cast as follows:

                                                             Broker
     1 Year        2 Years       3 Years       Abstain      Non-Votes
     ------        -------       -------       -------      ---------
    6,001,331      36,377       1,497,309      233,356       963,379

      The Compensation Committee of the Board of Directors expects to review and consider the results of these two non-binding advisory votes in conducting the affairs of the Compensation Committee over the coming year.


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


                                  SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    LANDAUER, INC.



Dated:  February 15, 2011           /s/ Jonathon M. Singer
                                    ------------------------------
                                    Jonathon M. Singer
                                    Senior Vice President, Finance,
                                    Secretary, Treasurer, and
                                    Chief Financial Officer
                                    (Principal Financial and
                                    Accounting Officer)


















































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